UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

May 1, 2020

Date of Report (Date of earliest event reported)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware 19805

(Address of Principal Executive Offices) (Zip Code)

(302) 774-3034

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As discussed further under Item 8.01 below, the $2.0 billion 364-Day Term Credit Agreement dated as of April 16, 2020 (the “Term Credit Agreement”), between DuPont de Nemours, Inc., a Delaware corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, has been terminated effective May 1, 2020, in connection with the offering of the Notes (as defined below). The Term Credit Agreement provided delayed draw term loan commitments to the Company from November 1, 2020 until March 1, 2021.

Item 8.01	Other Events.

On May 1, 2020, the Company completed an underwritten public offering of senior unsecured notes (the “Notes”) in the aggregate principal amount of $2,000,000,000 of 2.169% Notes due May 1, 2023. The Notes were issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-227202), filed with the Securities and Exchange Commission on September 5, 2018.

The Notes were issued under an Indenture, dated November 28, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated May 1, 2020, between the Company and the Trustee (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes are senior unsecured obligations of the Company.

Interest is payable on the Notes on May 1 and November 1 of each year beginning on November 1, 2020, until their maturity date. The Company may redeem the Notes prior to their maturity at its option, any time in whole or from time to time in part, as described in the Indenture.

On December 15, 2019, the Company and Nutrition & Biosciences, Inc. (presently a wholly owned subsidiary of the Company) (“N&B Inc.”), entered into definitive agreements, including the merger agreement, with International Flavors & Fragrances Inc. (“IFF”), and Neptune Merger Sub I Inc. (a wholly owned subsidiary of IFF) (“Merger Sub I”), pursuant to which and subject to the terms and conditions therein, (1) the Company will transfer its Nutrition & Biosciences business to N&B Inc., (2) the Company will distribute to its stockholders all of the issued and outstanding shares of common stock of N&B Inc. held by it by way of either (at the Company’s option) a pro rata dividend or an exchange offer or a combination of both, and (3) Merger Sub I will merge with and into N&B Inc., with N&B Inc. as the surviving corporation (the “N&B Merger”). The N&B Merger is expected to close by the end of the first quarter of 2021, subject to approval by IFF shareholders and other customary closing conditions, including regulatory approvals and receipt by the Company of an opinion of tax counsel.

Upon consummation of the N&B Merger, the Company will be required to mail a notice of redemption to holders of the Notes, with a copy to the Trustee, setting forth the date of redemption of all of the Notes on the date (“Special Mandatory Redemption Date”) that is the later of (i) three (3) Business Days after the consummation of the N&B Merger and (ii) May 1, 2021. On the Special Mandatory Redemption Date, the Company will be required to redeem all of the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date.

Additionally, if a change of control triggering event occurs in respect of the Notes, the Company will be required to offer to repurchase the Notes for cash at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to but excluding the date of purchase. The Indenture also contains certain limitations on the Company’s ability to incur liens and enter into sale lease-back transactions, as well as customary events of default.

On April 16, 2020, the Company entered into a new unsecured $2.0 billion Term Credit Agreement. The Term Credit Agreement has been terminated in connection with the closing of this offering.

A copy of the Base Indenture is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K, and is incorporated herein by reference. The above description of the material terms of the Base Indenture, the Second Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

In connection with the offering of the Notes, the Company is filing an Underwriting Agreement, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters named therein, attached as Exhibit 1.1 to this Current Report on Form 8-K.

In connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated April 28, 2020, among DuPont de Nemours, Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and MUFG Securities Americas Inc., as representatives of the several underwriters named therein

4.1

Indenture, dated as of November 28, 2018, by and between DowDuPont Inc. and U.S. Bank National Association (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-38196), dated November 28, 2018, and incorporated herein by reference)

4.2	Second Supplemental Indenture, dated May 1, 2020, by and between DuPont de Nemours, Inc. and U.S. Bank National Association

4.3	Form of 2.169% Notes due 2023 (included in Exhibit 4.2)

5.1	Opinion of Erik T. Hoover, Senior Vice President and General Counsel of the Company

23.1	Consent of Erik T. Hoover, Senior Vice President and General Counsel of the Company (included in Exhibit 5.1)

104	This cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC. Registrant

Date: May 1, 2020	By:	/s/ Michael G. Goss
	Name:	Michael G. Goss
	Title:	Vice President and Controller